Prospectus Supplement dated November 18, 2016
Prospectus Form #/Date
Product Name
RiverSource ® Personal Portfolio Plus2/ Personal Portfolio Plus/Personal Portfolio Variable Annuity	37301 U (1/07)
RiverSource ® Personal Portfolio Plus2/ Personal Portfolio Variable Annuity	45066 N (1/07)
RiverSource ® Preferred Variable Annuity	40001 M (1/07)
The following information describes proposed changes to certain investment options offered under certain variable annuity contracts. Please retain this supplement with your latest printed prospectus for future reference.
Effective on or about Nov. 21, 2016, Putnam VT Voyager Fund – Class IA will merge into Putnam VT Growth Opportunities Fund – Class IA (an “Acquiring Fund”) and Putnam VT Voyager Fund – Class IB will merge into Putnam VT Growth Opportunities Fund – Class IB (an “Acquiring Fund”).
Upon the merger, the Acquiring Funds will be added as investment options under your contract.
The section in your prospectus titled “The Variable Account and the Funds” is hereby amended to include descriptions for the new underlying funds as follows:
Investing In	Investment Objective and Policies	Investment Adviser
Putnam VT Growth Opportunities Fund – Class IA	Seeks capital appreciation.	Putnam Management, LLC
Putnam VT Growth Opportunities Fund – Class IB	Seeks capital appreciation.	Putnam Management, LLC
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
37301 – 1 A (11/16)
1